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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                          CREDIT SUISSE BLUE CHIP FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

     Effective on or about June 3, 2002, the following changes will be made to the fund:

     -    The fund's name will be changed to Credit Suisse Tax Efficient Fund.

     - The fund's investment objective will be changed to long-term capital appreciation ON AN AFTER-TAX BASIS.

     - The fund will implement an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders. The practices used to achieve this strategy will include offsetting gains realized in one security by selling another security at a capital loss, limiting sales of securities that result in capital gains and holding securities long enough to avoid higher short-term capital gains tax rates. However, gains may be realized when the fund believes the risk of holding a security outweighs tax considerations. The investment adviser's attempts to manage the fund in a tax efficient manner may hurt the fund's performance on a pre-tax basis. Therefore, the fund may be less attractive to persons who invest in the fund through tax-advantaged vehicles, such as IRA's or 401(k) plans.





Dated:   May 9, 2002                                               CSDVI-16-0502